UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2007

    GAMETECH INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23401	33-0612983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada 89521
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (775) 850-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 14, 2007 we issued a press release announcing the release of GameTech International, Inc.’s Summit Gaming Division’s new MegaPlex series of video poker machines and our customer’s receptiveness. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits.

Exhibit Number

99.1	Press release from GameTech International, Inc. dated May 14, 2007 titled “Summit Gaming’s New Product Line Results In Its Largest Single-Day Sales In The State of Louisiana”

EXHIBIT INDEX

Exhibit
Number

99.1      Press release from GameTech International, Inc. dated May 14, 2007 titled “Summit Gaming’s New Product Line Results In Its Largest Single-Day Sales In The State of Louisiana”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2007	GAMETECH INTERNATIONAL, INC.

	By:	/s/ Jay M. Meilstrup
Jay M. Meilstrup
President and CEO